Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2025-02-12	12 Months Ended
Dec. 31, 2024
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Feb. 12, 2025
Restatement does not require Recovery
We determined that the understatement of stock-based compensation expense had no impact on the financial performance measures underlying the compensation received by our current and former executive officers in respect of 2023 and 2024. The relevant financial performance measures were Non-GAAP Operating Income, Non-GAAP Operating Income Margin and Adjusted EBITDA, and stock-based compensation expense was already excluded from the calculation of both. Accordingly, there was no erroneously awarded compensation attributable to such accounting restatement. Therefore, no amount was subject to recovery from any current or former executive officers pursuant to the Clawback Policy in connection with this accounting restatement.